Exhibit 99.1
Sonos Reports Third Quarter Fiscal 2024 Results

Santa Barbara, CA – August 7, 2024 - Sonos, Inc. (Nasdaq: SONO) today reported third quarter fiscal 2024 results.

“Thanks to Ace, our long-awaited entry into headphones, we reported year over year revenue growth and delivered results that slightly exceeded our expectations in our third quarter,” Sonos CEO Patrick Spence commented. “This was overshadowed by the problems that our customers and partners experienced as a result of the rollout of our new app, which in turn has required us to reduce our Fiscal 2024 guidance. We have a clear action plan to address the issues caused by our app as quickly as possible. While our app setback is regrettable, it is one chapter in our over twenty years of delighting customers. I speak for everyone at Sonos when I say that our #1 priority is to make this right and ensure that the next chapter is even better than the previous ones.”

Third Quarter Fiscal 2024 Financial Highlights (unaudited)
●Revenue of $397.1 million
●Gross margin of 48.3%
●GAAP net income of $3.7 million, GAAP diluted earnings per share (EPS) of $0.03
●Non-GAAP net income1 of $29.5 million, Non-GAAP diluted EPS1 of $0.23
●Adjusted EBITDA1 of $48.9 million

Notes:
(1) Non-GAAP net income/Non-GAAP diluted earnings per share (EPS) and Adjusted EBITDA exclude stock-based compensation, legal and transaction related fees, amortization of intangibles, and restructuring and abandonment costs. See “Use of Non-GAAP Measures” and reconciliations to GAAP measures below.

Fiscal 2024 Outlook
The company will provide its Fiscal 2024 outlook on its third quarter fiscal 2024 earnings call.

Supplemental Earnings Presentation

Following the earnings call, the company will post a supplemental earnings presentation regarding its third quarter fiscal 2024 results to the Earnings Reports section of its investor relations website at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports.

Conference Call, Webcast and Transcript
The company will host a webcast of its conference call and Q&A related to its third quarter fiscal 2024 results on August 7, 2024, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Participants may access the live webcast in listen-only mode on the Sonos investor relations website at https://investors.sonos.com/news-and-events/default.aspx.

The conference call may also be accessed by dialing (888) 330-2454 with conference ID 8641747. Participants outside the U.S. can access the call by dialing (240) 789-2714 using the same conference ID.
An archived webcast of the conference call and a transcript of the company’s prepared remarks and Q&A session will also be available at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports following the call.

Consolidated Statements of Operations and Comprehensive (Loss) Income
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Revenue	$ 397,146	$ 373,356	$ 1,262,676	$ 1,350,108
Cost of revenue	205,505	201,594	676,320	761,672
Gross profit	191,641	171,762	586,356	588,436
Operating expenses
Research and development	74,223	77,758	233,780	235,484
Sales and marketing	71,643	66,600	217,428	208,917
General and administrative	33,186	48,665	113,825	136,219
Total operating expenses	179,052	193,023	565,033	580,620
Operating income (loss)	12,589	(21,261)	21,323	7,816
Other income, net
Interest income	2,629	2,391	9,638	7,540
Interest expense	(106)	(274)	(333)	(585)
Other (loss) income, net	(2,464)	1,424	4,507	22,169
Total other income, net	59	3,541	13,812	29,124
Income (loss) before provision for income taxes	12,648	(17,720)	35,135	36,940
Provision for income taxes	8,939	5,851	20,188	15,974
Net income (loss)	$ 3,709	$ (23,571)	$ 14,947	$ 20,966

Net income (loss) attributable to common stockholders:
Basic and diluted	$ 3,709	$ (23,571)	$ 14,947	$ 20,966

Net income (loss) per share attributable to common stockholders:
Basic	$ 0.03	$ (0.18)	$ 0.12	$ 0.16
Diluted	$ 0.03	$ (0.18)	$ 0.12	$ 0.16

Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	122,553,129	128,311,109	123,828,150	127,825,410
Diluted	127,245,459	128,311,109	127,886,368	132,851,379

Total comprehensive income (loss)
Net income (loss)	3,709	(23,571)	14,947	20,966
Change in foreign currency translation adjustment	681	802	(267)	(1,882)
Net unrealized loss on marketable securities	(6)	—	(32)	—
Comprehensive income (loss)	$ 4,384	$ (22,769)	$ 14,648	$ 19,084

Consolidated Balance Sheets
(unaudited, in thousands, except par values)
	As of
	June 29, 2024	September 30, 2023
Assets
Current assets:
Cash and cash equivalents	$ 227,114	$ 220,231
Marketable securities	49,515	-
Accounts receivable, net	131,581	67,583
Inventories	154,903	346,521
Prepaids and other current assets	41,343	25,296
Total current assets	604,456	659,631
Property and equipment, net	103,123	87,075
Operating lease right-of-use assets	53,030	48,918
Goodwill	80,980	80,420
Intangible assets, net
In-process research and development	70,706	69,791
Other intangible assets	15,748	20,218
Deferred tax assets	1,640	1,659
Other noncurrent assets	31,422	34,529
Total assets	$ 961,105	$ 1,002,241

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$ 179,327	$ 187,981
Accrued expenses	88,958	89,717
Accrued compensation	33,059	22,079
Deferred revenue, current	20,796	20,188
Other current liabilities	44,741	34,253
Total current liabilities	366,881	354,218
Operating lease liabilities, noncurrent	53,050	54,956
Deferred revenue, noncurrent	62,190	60,650
Deferred tax liabilities	10,735	9,846
Other noncurrent liabilities	3,858	3,914
Total liabilities	496,714	483,584

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value	126	130
Treasury stock	(72,323)	(72,586)
Additional paid-in capital	538,172	607,345
Retained earnings (accumulated deficit)	2,159	(12,788)
Accumulated other comprehensive loss	(3,743)	(3,444)
Total stockholders’ equity	464,391	518,657
Total liabilities and stockholders’ equity	$ 961,105	$ 1,002,241

Consolidated Statements of Cash Flows
(unaudited, dollars in thousands)
	Nine Months Ended
	June 29, 2024	July 1, 2023
Cash flows from operating activities
Net income	$ 14,947	$ 20,966
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	64,961	59,549
Depreciation and amortization	35,154	35,054
Provision for inventory obsolescence	2,005	14,964
Restructuring and abandonment charges	266	5,125
Deferred income taxes	819	1,569
Other	2,973	4,270
Foreign currency transaction gains	(2,750)	(12,698)
Changes in operating assets and liabilities:
Accounts receivable	(64,218)	(13,934)
Inventories	189,613	141,054
Other assets	(15,285)	9,375
Accounts payable and accrued expenses	(16,942)	(204,012)
Accrued compensation	10,251	20,640
Deferred revenue	1,685	(4,093)
Other liabilities	4,161	382
Net cash provided by operating activities	227,640	78,211
Cash flows from investing activities
Purchases of marketable securities	(68,676)	—
Purchases of property and equipment	(39,477)	(40,085)
Maturities of marketable securities	20,000	—
Net cash used in investing activities	(88,153)	(40,085)
Cash flows from financing activities
Payments for repurchase of common stock	(128,739)	(45,063)
Payments for repurchase of common stock related to shares withheld for tax in connection with vesting of restricted stock units	(20,757)	(23,914)
Proceeds from exercise of stock options	16,312	20,042
Net cash used in financing activities	(133,184)	(48,935)
Effect of exchange rate changes on cash and cash equivalents	580	4,240
Net increase in cash and cash equivalents	6,883	(6,569)
Cash and cash equivalents
Beginning of period	220,231	274,855
End of period	$ 227,114	$ 268,286
Supplemental disclosure
Cash paid for interest	$ 195	$ 780
Cash paid for taxes, net of refunds	$ 17,134	$ 5,217
Cash paid for amounts included in the measurement of lease liabilities	$ 9,637	$ 10,599
Supplemental disclosure of non-cash investing and financing activities
Purchases of property and equipment in accounts payable and accrued expenses	$ 9,910	$ 7,129
Right-of-use assets obtained in exchange for new operating lease liabilities	$ 11,277	$ 31,547
Change in estimate of asset retirement obligations	$ —	$ 2,185

Reconciliation of GAAP to Non-GAAP Cost of Revenue and Gross Profit
(unaudited, in thousands, except percentages)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Reconciliation of GAAP cost of revenue
GAAP cost of revenue	$ 205,505	$ 201,594	$ 676,320	$ 761,672
Stock-based compensation expense	655	450	1,995	1,601
Amortization of intangibles	973	973	2,918	3,131
Non-GAAP cost of revenue	$ 203,877	$ 200,171	$ 671,407	$ 756,940

Reconciliation of GAAP gross profit
GAAP gross profit	$ 191,641	$ 171,762	$ 586,356	$ 588,436
Stock-based compensation expense	655	450	1,995	1,601
Amortization of intangibles	973	973	2,918	3,131
Non-GAAP gross profit	$ 193,269	$ 173,185	$ 591,269	$ 593,168

GAAP gross margin	48.3%	46.0%	46.4%	43.6%
Non-GAAP gross margin	48.7%	46.4%	46.8%	43.9%

Reconciliation of Selected Non-GAAP Financial Measures
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Research and Development (GAAP)	$ 74,223	$ 77,758	$ 233,780	$ 235,484
Stock-based compensation	9,735	8,637	29,133	27,353
Amortization of intangibles	496	496	1,488	1,487
Restructuring and abandonment costs	478	3,686	801	6,368
Research and Development (Non-GAAP)	$ 63,514	$ 64,939	$ 202,358	$ 200,276

Sales and Marketing (GAAP)	$ 71,643	$ 66,600	$ 217,428	$ 208,917
Stock-based compensation	4,510	3,590	13,297	12,178
Amortization of intangibles	-	-	-	-
Restructuring and abandonment costs	185	4,422	297	5,455
Sales and Marketing (Non-GAAP)	$ 66,948	$ 58,588	$ 203,834	$ 191,284

General and Administrative (GAAP)	33,186	48,665	113,825	136,219
Stock-based compensation	7,030	5,652	20,536	18,417
Legal and transaction related costs	1,062	14,699	7,202	30,006
Amortization of intangibles	24	24	72	72
Restructuring and abandonment costs	630	2,220	768	3,352
Adjusted General and Administrative (Non-GAAP)	$ 24,440	$ 26,070	$ 85,247	$ 84,372

Total Operating Expenses (GAAP)	$ 179,052	$ 193,023	$ 565,033	$ 580,620
Stock-based compensation	21,275	17,879	62,966	57,948
Legal and transaction related costs	1,062	14,699	7,202	30,006
Amortization of intangibles	520	520	1,560	1,559
Restructuring and abandonment costs	1,293	10,328	1,866	15,175
Adjusted Operating Expenses (Non-GAAP)	$ 154,902	$ 149,597	$ 491,439	$ 475,932

Total Operating (Loss) Income (GAAP)	$ 12,589	$ (21,261)	$ 21,323	$ 7,816
Stock-based compensation	21,930	18,329	64,961	59,549
Legal and transaction related costs	1,062	14,699	7,202	30,006
Amortization of intangibles	1,493	1,493	4,478	4,690
Restructuring and abandonment costs	1,293	10,328	1,866	15,175

Adjusted Operating Income (Non-GAAP)	$ 38,367	$ 23,588	$ 99,830	$ 117,236
Depreciation	10,539	10,716	30,676	30,364
Adjusted EBITDA (Non-GAAP)	$ 48,906	$ 34,304	$ 130,506	$ 147,600

Reconciliation of Net Income (Loss) to Adjusted EBITDA
(unaudited, dollars in thousands except percentages)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
(In thousands, except percentages)
Net income (loss)	$ 3,709	$ (23,571)	$ 14,947	$ 20,966
Add (deduct):
Depreciation and amortization	12,032	12,209	35,154	35,054
Stock-based compensation expense	21,930	18,329	64,961	59,549
Interest income	(2,629)	(2,391)	(9,638)	(7,540)
Interest expense	106	274	333	585
Other expense (income), net	2,464	(1,424)	(4,507)	(22,169)
Provision for income taxes	8,939	5,851	20,188	15,974
Legal and transaction related costs (1)	1,062	14,699	7,202	30,006
Restructuring and abandonment costs (2)	1,293	10,328	1,866	15,175
Adjusted EBITDA	$ 48,906	$ 34,304	$ 130,506	$ 147,600
Revenue	$ 397,146	$ 373,356	$ 1,262,676	$ 1,350,108
Net income (loss) margin	0.9%	(6.3)%	1.2%	1.6%
Adjusted EBITDA margin	12.3%	9.2%	10.3%	10.9%
(1) Legal and transaction-related costs consist of expenses related to our intellectual property ("IP") litigation against Alphabet and Google, as well as legal and transaction costs associated with our acquisition activity, which we do not consider representative of our underlying operating performance.
(2) Restructuring and abandonment costs for the three and nine months ended June 29, 2024, and July 1, 2023, are primarily related to our restructuring plan initiated on June 14, 2023, and also costs incurred in March 2023 related to the abandonment of portions of our office spaces.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income
(unaudited, in thousands, except share and per share amounts)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Reconciliation of GAAP net income (loss)
GAAP net income (loss)	$ 3,709	$ (23,571)	$ 14,947	$ 20,966
Stock-based compensation expense	21,930	18,329	64,961	59,549
Legal and transaction related costs	1,062	14,699	7,202	30,006
Amortization of intangibles	1,493	1,493	4,478	4,690
Restructuring and abandonment costs	1,293	10,328	1,866	15,175
Non-GAAP net income	$ 29,487	$ 21,278	$ 93,454	$ 130,386

Reconciliation of net income (loss) per share
GAAP net income (loss) per share, diluted	$ 0.03	$ (0.18)	$ 0.12	$ 0.16
Non-GAAP adjustments to net income (loss) per share	0.20	0.34	0.61	0.82
Non-GAAP net income per share, diluted	$ 0.23	$ 0.16	$ 0.73	$ 0.98
Weighted-average shares used in GAAP per share calculation, diluted	127,245,459	128,311,109	127,886,368	132,851,379
Weighted-average shares used in non-GAAP per share calculation, diluted	127,245,459	132,885,945	127,886,368	132,851,379

Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Cash flows provided by operating activities	$ 63,483	$ 8,887	$ 227,640	$ 78,211
Less: Purchases of property and equipment	(23,214)	(16,682)	(39,477)	(40,085)
Free cash flow	$ 40,269	$ (7,795)	$ 188,163	$ 38,126

Revenue by Product Category
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
(In thousands)
Sonos speakers	$ 301,105	$ 289,740	$ 991,378	$ 1,070,117
Sonos system products	75,186	64,224	209,013	222,748
Partner products and other revenue	20,855	19,392	62,285	57,243
Total revenue	$ 397,146	$ 373,356	$ 1,262,676	$ 1,350,108

Revenue by Geographical Region
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Americas	$ 264,611	$ 251,616	$ 827,238	$ 844,714
Europe, Middle East and Africa	110,902	105,312	372,074	434,806
Asia Pacific	21,633	16,428	63,364	70,588
Total revenue	$ 397,146	$ 373,356	$ 1,262,676	$ 1,350,108

Stock-based Compensation
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
(In thousands)
Cost of revenue	$ 655	$ 450	$ 1,995	$ 1,601
Research and development	9,735	8,637	29,133	27,353
Sales and marketing	4,510	3,590	13,297	12,178
General and administrative	7,030	5,652	20,536	18,417
Total stock-based compensation expense	$ 21,930	$ 18,329	$ 64,961	$ 59,549

Amortization of Intangibles
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Cost of revenue	$ 973	$ 973	$ 2,918	$ 3,131
Research and development	496	496	1,488	1,487
Sales and marketing	-	-	-	-
General and administrative	24	24	72	72
Total amortization of intangibles	$ 1,493	$ 1,493	$ 4,478	$ 4,690

Use of Non-GAAP Measures
We have provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”), including adjusted EBITDA, adjusted EBITDA margin, free cash flow, non-GAAP gross margin, net income (loss) excluding stock-based compensation, legal and transaction related fees, amortization of intangibles, and restructuring and abandonment costs and diluted earnings (loss) per share excluding stock-based compensation, legal and transaction related fees, amortization of intangibles and restructuring and abandonment costs. These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the financial statement tables above. We define Adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation and amortization, stock-based compensation expense, interest income, interest expense, other income, income taxes, restructuring and abandonment costs, legal and transaction related fees and other items that we do not consider representative of our underlying operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define free cash flow as net cash from operations less purchases of property and equipment. We define non-GAAP gross margin as GAAP gross margin, excluding stock-based compensation and amortization of intangible assets. We calculate non-GAAP net income (loss) excluding stock-based compensation, legal and transaction related fees, amortization of intangibles and restructuring and abandonment costs as net income (loss) less stock-based compensation, legal and transaction related fees, amortization of intangibles and restructuring and abandonment costs. We calculate non-GAAP diluted earnings (loss) per share excluding stock-based compensation, legal and transaction related fees, amortization of intangibles and restructuring and abandonment costs as net income (loss) less stock-based compensation, legal and transaction related fees, amortization of intangibles and restructuring and abandonment costs divided by our number of shares at fiscal year end. We do not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because we cannot do so without unreasonable effort due to unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, we do so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for items such as stock-based compensation, which is inherently difficult to predict with reasonable accuracy. Stock-based compensation expense is difficult to estimate because it depends on our future hiring and retention needs, as well as the future fair market value of our common stock, all of which are difficult to predict and subject to constant change. In addition, for purposes of setting annual guidance, it would be difficult to quantify stock-based compensation expense for the year with reasonable accuracy in the current quarter. As a result, we do not believe that a GAAP reconciliation would provide meaningful supplemental information about our outlook.

Forward Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding our outlook for the fiscal year ending September 28, 2024, our long-term outlook, financial, growth and business strategies and opportunities, growth targets, our product cycle and roadmap, our new Sonos app and our action plan to address issues caused by our new app, profitability and gross margins, and other factors affecting variability in our financial results. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to: our ability to accurately forecast product demand and effectively forecast and manage owned and channel inventory levels; our ability to introduce software updates to fix bugs, improve the customer experience and add back certain features to our new app on a timely basis and otherwise deliver on our action plan to address issues caused by our new app; our ability to maintain, enhance and protect our brand image; the impact of global economic, market and political events, including continued inflationary pressures, high interest rates and, in certain markets, foreign currency exchange rate fluctuations; changes in consumer income and overall consumer spending as a result of economic or political uncertainty or conditions; changes in consumer spending patterns; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to compete in the market and maintain or expand market share; our ability to meet product demand and manage any product availability delays; supply chain challenges, including shipping and logistics challenges and component supply-related challenges; our ability to protect our brand and intellectual property; and the other risk factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 30, 2024 and our other filings filed with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this press release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events. Sonos and Sonos product names are trademarks or registered trademarks of Sonos, Inc. All other product names and services may be trademarks or service marks of their respective owners.
About Sonos
Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com.

Investor Contact
James Baglanis
IR@sonos.com

Press Contact
Erin Pategas
PR@sonos.com

Source: Sonos